Exhibit 99.2

 February 19, 2026  Fourth-Quarter 2025 Earnings Presentation

 Forward Looking Statements  The forward-looking statements in this presentation are based upon the Company’s current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timings discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: failure to continue to successfully commercialize ARIKAYCE® in the U.S., Europe or Japan or failure to successfully commercialize BRINSUPR®I in the U.S. or Europe, or to maintain U.S., European or Japanese approval for ARIKAYCE or U.S. or E.U. approval for BRINSUPRI; our inability to obtain full approval of ARIKAYCE from the FDA, including the risk that we will not successfully or in a timely manner complete the confirmatory post-marketing clinical trial required for full approval of ARIKAYCE, or our failure to obtain regulatory approval to expand ARIKAYCE’s indication to a broader patient population; failure to obtain, or delays in obtaining, regulatory approvals for our product candidates in the U.S., Europe or Japan, for ARIKAYCE outside of the U.S., Europe and Japan, including separate regulatory approval for the Lamira® Nebulizer System in each market and for each usage, or for BRINSUPRI outside of the U.S. and the E.U.; failure to successfully commercialize our product candidates, if approved by applicable regulatory authorities, or to maintain applicable regulatory approvals for such product candidates, if approved; uncertainties or changes in the degree of market acceptance of our marketed products or, if approved, our product candidates, by physicians, patients, third-party payors and others in the healthcare community; our inability to obtain and maintain adequate reimbursement from government or third-party payors for our marketed products or, if approved, our product candidates, or acceptable prices for our marketed products or, if approved, our product candidates; inaccuracies in our estimates of the size of the potential markets for our marketed products and our product candidates or in data we have used to identify physicians, expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; failure of third parties on which we are dependent to manufacture sufficient quantities of our marketed products and our product candidates for commercial or clinical needs, as applicable, to conduct our clinical trials, or to comply with our agreements or laws and regulations that impact our business; risks and uncertainties associated with, and the perceived benefits of, our senior secured loan with certain funds managed by Pharmakon Advisors, LP and our royalty financing with OrbiMed Royalty & Credit Opportunities IV, LP, including our ability to maintain compliance with the covenants in the agreements for the senior secured loan and royalty financing and the impact of the restrictions on our operations under these agreements; our inability to create or maintain an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of our marketed products or any of our product candidates that are approved in the future; failure to successfully conduct future clinical trials for our marketed products or our product candidates and our potential inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval of our product candidates or to permit the use of ARIKAYCE in the broader population of patients with MAC lung disease, among other things; development of unexpected safety or efficacy concerns related to our marketed products or our product candidates; risks that our clinical studies will be delayed, that serious side effects will be identified during drug development, or that any protocol amendments submitted will be rejected; failure to successfully predict the time and cost of development, regulatory approval and commercialization for novel gene therapy products; risk that interim, topline or preliminary data from our clinical trials that we announce or publish from time to time may change as more patient data become available or may be interpreted differently if additional data are disclosed, or that blinded data will not be predictive of unblinded data; risk that our competitors may obtain orphan drug exclusivity for a product that is essentially the same as a product we are developing for a particular indication; our inability to attract and retain key personnel or to effectively manage our growth; our inability to successfully integrate our acquisitions and appropriately manage the amount of management’s time and attention devoted to integration activities; risks that our acquired technologies, products and product candidates will not be commercially successful; inability to adapt to our highly competitive and changing environment; inability to access, upgrade or expand our technology systems or difficulties in updating our existing technology or developing or implementing new technology; risk that we are unable to maintain our significant customers; risk that healthcare legislation or other government action materially adversely affects our business; business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises; risk that our current and potential future use of AI and machine learning may not be successful; deterioration in general economic conditions in the U.S., Europe, Japan and globally, including the effect of prolonged periods of inflation, affecting us, our suppliers, third-party service providers and potential partners; risk that we could become involved in costly intellectual property disputes, be unable to adequately protect our intellectual property rights or prevent disclosure of our trade secrets and other proprietary information, and incur costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on us by agreements related to our marketed products or our product candidates, including our license agreements with PARI and AstraZeneca AB, and failure to comply with our obligations under such agreements; the cost and potential reputational damage resulting from litigation to which we are or may become a party, including product liability claims; risk that our operations are subject to a material disruption in the event of a cybersecurity attack or issue; changes in laws and regulations applicable to our business, including any pricing reform and laws that impact our ability to utilize certain third parties in the research, development or manufacture of our product candidates, and failure to comply with such laws and regulations; our history of operating losses, and the possibility that we never achieve or maintain profitability; goodwill impairment charges affecting our results of operations and financial condition; inability to repay our existing indebtedness and uncertainties with respect to our ability to access future capital; and delays in the execution of plans to build out an additional third-party manufacturing facility approved by the appropriate regulatory authorities and unexpected expenses associated with those plans.  Additional Disclaimers: Please be aware that TPIP, brensocatib in HS, INS1201, INS1202, INS1148, and INS1033 are investigational products that have not been approved for sale or found safe or effective by the FDA or any regulatory authority. In addition, ARIKAYCE has not been approved for the treatment of all patients with MAC lung disease and brensocatib has not been approved for the treatment of patients with non-cystic fibrosis bronchiectasis outside the U.S. and the E.U. This presentation is not promotion or advertisement of ARIKAYCE, BRINSUPRI, TPIP, brensocatib in HS, INS1201, INS1202, INS1148, or INS1033. Insmed, ARIKAYCE and BRINSUPRI are registered trademarks of Insmed Incorporated. All other trademarks are property of their respective owner(s).   HS: Hidradenitis Suppurativa | TPIP: Treprostinil Palmitil Inhalation Powder | MAC / MAC LD: Mycobacterium avium complex lung disease | FDA: Food & Drug Administration

 Opening Remarks  Commercial Updates  TPIP Updates  Financial Results  5-6  8-13  15-16  19-21  Will Lewis  Chair & CEO  Sara Bonstein  Chief Financial Officer

 Opening Remarks  Will Lewis | Chair & CEO

 2025 Set the Commercial and Clinical Foundation Upon Which 2026 is Expected to Accelerate  2025 Accomplishments  Commercial  Clinical  FDA Approval of BRINSUPRI®  U.S. BRINSUPRI Launch  Double-Digit Global ARIKAYCE® Growth  Positive Ph2 TPIP Data in PAH  GTx for DMD & ALS Entered Clinic  Acquired Ph2-Ready INS1148  2026 Priorities  Accelerate & Expand   U.S. BRINSUPRI Launch  Deliver Continued ARIKAYCE Growth  Invest in First- or Best-in-Class Therapies  Expand Pipeline via BD  FDA: Food and Drug Administration | U.S.: United States | Ph: Phase | GTx: Gene Therapies | DMD: Duchenne muscular dystrophy | ALS: amyotrophic lateral sclerosis | BD: business development

 Anticipate Full-Year Total Company Revenues to More Than Double in 20261  At Least   $1 Billion  Full-Year 2026 Guidance  $450 to $470  Million  Full-Year 2026 Guidance  1 2026 revenue guidance for BRINSUPRI and ARIKAYCE as of February 2026 implies full-year company-wide revenues of at least $1.45B, which would represent an increase of ~139% versus full-year 2025 company-wide revenues of $606.4M | BD: business development  Confident that cash flow positivity can be achieved without raising capital   May raise capital to support BD or other value-creating initiatives

 Commercial Updates  Will Lewis | Chair & CEO

 Launch Trajectory Remains Encouraging Following Strong First Full Quarter Performance  U.S. Net Revenues1  ~$144.6M  Q4 20251  1 Unaudited revenues for three months ended December 31, 2025 | M: million  Revenue performance surpassed high bar set by comparable respiratory launches  Commercial team continues to execute at a very high level  BRINSUPRI on track to become one of the most successful specialty respiratory launches ever

Multiple Opportunities to Potentially Expand Initial U.S. TAM

DIAGNOSED NCFB PATIENTS ON U.S. LABEL FOR BRINSUPRI (500K)

Initial U.S. TAM
$5B+ Peak Sales

250K (2+ PE) | 250K (<2 PE)

POTENTIAL NCFB PATIENTS IF DIAGNOSED

COPD OR ASTHMA PATIENTS (U.S.)

32M

Expansion Drivers:

Within Currently Diagnosed Population

2-year study suggests **~9% conversion** rate from <2 PE to 2+ PE category in 2nd year[1]

Any conversion would represent upside to potential **$5B+ peak sales**

Outside Currently Diagnosed Population

Comorbid undiagnosed NCFB patients[2] could contribute **substantial upside** if diagnosed

Efforts underway to **quantify undiagnosed opportunity** and **encourage assessment** of potential NCFB insmed

[1] Flume PA, et al. ERJ Open Res. 2023;9(4):00021-2023. | [2] COPD & asthma patients with comorbid NCFB not currently counted in the 500K diagnosed NCFB U.S. population | NCFB: non-cystic fibrosis bronchiectasis | PE: pulmonary exacerbations in prior 12-month period | COPD: chronic obstructive pulmonary disease | U.S.: United States | TAM: total addressable market | K: thousand | M: million | B: billion | Note: References related to patient TAMs can be found in the Company's Investor Presentation.

9

Positive Launch Feedback Positions BRINSUPRI for **Broader Adoption** Over Time

	Exploration	Adoption	Expansion
	Today	Next Several Quarters	Future
Physician Behavior	Broad physician base Rx to **limited patients** given new mechanism	Positive feedback from early patients could **deepen Rx tendencies**	Potential for increased NCFB screening of **exacerbating COPD & asthma** patients
What We're Seeing	**Nearly half** of cumulative prescribers have only written **one script**[1]	**Positive feedback** from early physicians & patients	Monitoring for signs of **diagnosis expansion** over time
Potential Impact	Positive feedback expected to influence willingness to **Rx more broadly**	Positive experiences could drive **increased Rx**	Potential signals of increased diagnoses expected **2027+**

insmed

[1] ~4,000 cumulative prescribers as of December 31, 2025 | Rx: prescribe / prescribing | NCFB: non-cystic fibrosis bronchiectasis | Q: quarter | COPD: chronic obstructive pulmonary disease

10

 Early Payor Contracting Success Supports Access for a Majority of BRINSUPRI Patients  Aligned with   pre-launch expectations  Among payors requiring additional documentation  Offered to payors accepting simple authorization criteria  Have access to reimbursement for BRINSUPRI1  >90%  Targeted Patient Lives  Modest Rebates  High   Approval  Rate  Broad Access  1 Either through documented payor policy or medical exception

 BRINSUPRI Positioned to Maximize its Commercial Potential   v  Strong Commercial Conviction  Manageable market access dynamics  Expect at least $1B in revenues in 2026  Clear path to achieving peak sales goal of $5B+  v  Opportunity to   Expand TAM  Potential to unlock upside in COPD & asthma populations  Intend to resource the launch to maximize adjacent patient opportunities  1 Launch metrics as of December 31, 2025 | B: billion | COPD: chronic obstructive pulmonary disease | TAM: total addressable market

ARIKAYCE Demonstrates Continued Strength

FY 2025[1]


U.S.
$280.3M
+10.0%
GTN: ~20%
Worldwide
$433.8M
+19.3%
Int'l
$153.5M
+40.9%

ENCORE

Topline readout expected March/April

Potential Label Expansion*

- Current TAM **30K**† (Refractory MAC)
- **~+200K**‡ Additional Patients* (All MAC LD)

insmed

[1] Growth is vs. same prior year period | GTN: Gross-to-Net | U.S.: United States | Int'l: International | M: Million | * If expanded label for ARIKAYCE is approved | † Total addressable Refractory MAC patients in the U.S., Europe (France, Germany, Italy, Spain, and United Kingdom), and Japan | ‡ Additional addressable MAC patients in the U.S. and Japan if expanded ARIKAYCE label is approved | MAC / MAC LD: *Mycobacterium avium* complex lung disease | TAM: total addressable market | Note: References related to patient TAMs can be found in the Company's Investor Presentation.

13

 TPIP Updates  TPIP: Treprostinil Palmitil Inhalation Powder  Will Lewis | Chair & CEO

FDA Grants Treprostinil Palmitil **Orphan Drug Designation**

Efficacy

Placebo-Adjusted Improvement in 6MWD† at Week 16[1]

+35.5* ***meters***

*Nominally statistically significant in Phase 2

Potential Clinical Superiority

vs. same drugs already approved for PAH

Major Contribution to Patient Care

TPIP Profile

Once-daily therapy with:

- ✓ **continuity** of parenteral treatment
- ✓ **localization** of inhaled therapy

insmed

PAH: pulmonary arterial hypertension | FDA: Food and Drug Administration | TPIP: Treprostinil Palmitil Inhalation Powder | * Nominal p-value not adjusted for multiplicity | † Covariate-adjusted estimate of location shift. Analysis performed using a rank ANCOVA model, adjusting for treatment group, baseline 6-minute walk distance (6MWD), and randomization stratification factors | [1] Measured ~24 hours after dose

15

Phase 3 PAH Trial Designed to Further Evaluate the Efficacy & Tolerability of Once-Daily TPIP



30 days
Treatment period
24 weeks
4 weeks
4-week initial titration to the individual max tolerated dose
Dose increases allowed up to Week 16
Steady-state period
Expect ~344 patients randomized
Screening
1:1
active : placebo
TPIP 80-1,280 µg
inhalation capsules once daily
Placebo
inhalation capsules once daily
Follow-up
For participants that have not entered the OLE study[1]
Participants on background **sotatercept** capped at **~20% of sample size** (stratification factor)
Baseline
End of Treatment
Primary Analysis
End of Study

PALM-PAH (Week 24)

Primary Endpoint

- Change in baseline exercise capacity (6MWD) at peak exposure (1-3 hours post-dose)

Secondary Endpoints

- Proportion of patients with baseline WHO FC improvement
- Change in baseline 6MWD at trough exposure (pre-dose) at Week 22
- Change in baseline cardiac stress (NT-proBNP concentration)
- Change in baseline PAH-SYMPACT domain scores
- Time to clinical worsening[2]

Exploratory Endpoints

- Change from baseline in Quality of Life (QoL)
- Plasma concentrations of TP and treprostinil over time
- Safety & tolerability[3]

Measured at Week 24 unless otherwise specified

[1] Participants enrolled in the OLE study will remain on-treatment until Week 104, followed by a 4-week follow-up | [2] Clinical worsening is defined as one of the following: (1) death from any cause,(2) hospitalization for worsening of PAH (≥24 hours), (3) need for atrial septostomy, (4) worsening-related listing for lung and/or heart-lung transplant, (5) need to initiate parenteral therapy with an approved PAH therapy, or (6) deterioration of PAH (defined as a combination of the following changes from baseline: a decrease in 6MWD of ≥15%, confirmed by 2 tests ≥4 hours but not >2 weeks apart, and signs/symptoms of worsened right heart failure or worsened WHO/NYHA FC). All events will be adjudicated by an independent blinded committee. | [3] including AEs, laboratory assessments, vital signs, and 12-lead electrocardiogram | TPIP: Treprostinil Palmitil Inhalation Powder | TP: treprostinil palmitil | PAH: pulmonary arterial hypertension | 6MWD: 6-minute walk distance | OLE: open label extension | NT-proBNP: N-terminal pro b-type natriuretic peptide; a biomarker of cardiac | WHO: World Health Organization | NYHA: New York Heart Association | FC: functional class

insmed

16

 Let’s Recap  BRINSUPRI launch on track and supports 2026 revenue guidance of at least $1B  Robust pipeline of first- or best-in-class* clinical programs poised to contribute catalysts over the next several years  Treprostinil palmitil received ODD in PAH; FDA has indicated a single Phase 3 TPIP trial would be sufficient to file, if successful  PAH: pulmonary arterial hypertension | FDA: Food and Drug Administration | ODD: Orphan Drug Designation | TPIP: Treprostinil Palmitil Inhalation Powder | B: billion  * “Best-in-disease/best-in-class" indicates a profile that could be considered more attractive than other treatment options for a particular disease. Head-to-head clinical trials are not anticipated.

 Financial Results  Sara Bonstein | Chief Financial Officer

 Modest Gross-to-Net Impact Positions Commercial Products For Success In 2026  Revenue  At Least   $1B  $450M to   $470M  Gross-to-Net  Mid-20%s to   Low-30%s  Low-20%s to   Mid-20%s  B: billions | M: millions  G U I D A N C E  G U I D A N C E  Full-Year 2026

Strong Capital Position to Support Upcoming Catalysts

December 31, 2025†

~$1.4B

In Cash, Cash Equivalents, and Marketable Securities

- Underlying cash burn[1] was **similar to prior quarter**
- Only a **portion** of BRINSUPRI revenues were received in cash as of quarter close[2]
- Expect **spending** to increase alongside **revenue** as we resource launches and clinical programs[3]

Confident cash flow positivity can be achieved without additional capital

May raise capital to support BD or other value-creating initiatives insmed

[1] Cash burn excludes cash received from option exercises as well as ~$70M in non-recurring items attributed to the acquisition of asset INS1148 and a milestone payment to AstraZeneca related to BRINSUPRI's U.S. approval | [2] Cash burn does not reflect full benefit of BRINSUPRI sales given timing of quarter close | [3] Pending regulatory approvals and the success of current clinical programs | † Unaudited cash, cash equivalents, and marketable securities position as of December 31, 2025 | BD: business development | U.S.: United States

20

Advancing Commercial and Clinical Programs Through Investment  Three Months Ended1  12/31/2025  12/31/2024  Total Revenues  $263.8  $104.4  Cost of Product Revenues2   As a % of Revenues  (44.2)  16.8%  (26.2)  25.0%  R&D  (254.9)  (179.7)  SG&A  (212.5)  (142.5)  Other†  (72.0)  13.5  Total Operating Expenses  $(583.6)  $(334.9)  Operating Loss  $(319.7)  $(230.4)  Costs2 as % of sales decreased y/y, reflecting BRINSUPRI contribution  R&D and SG&A increased y/y reflecting investments in growth:  U.S. BRINSUPRI launch  Clinical pipeline development  1 Unaudited | 2 Excludes amortization of intangible assets; also referred to as “costs” | † Includes amortization of intangible assets and change in fair value of deferred and contingent consideration liabilities | R&D: research and development | SG&A: selling, general, and administrative expenses | y/y: year-over-year | U.S.: United States  (in $ millions, except for percentages)

 Closing Remarks  Entering 2026 with a strong financial position, enabling the pursuit of our ambitious goals  Committed to utilizing our resources to pursue value-creating opportunities  Capacity to continue to invest in our commercial portfolio and clinical pipeline to enhance our impact on patients

 Q&A Session  Will Lewis  Chair & CEO  Sara Bonstein  Chief Financial Officer  Martina Flammer  Chief Medical Officer